    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1996

                                                          File No. 33-52850
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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 5

                                    and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 7

------------------------------------------------------------------------------

                             THE CUTLER TRUST
           (Exact Name of Registrant as Specified in its Charter)

                  Two Portland Square, Portland, Maine 04101
                    (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 207-879-1900

------------------------------------------------------------------------------

                            Max Berueffy, Esq.
                        Forum Financial Services, Inc.
                  Two Portland Square, Portland, Maine 04101
                   (Name and Address of Agent for Service)

------------------------------------------------------------------------------

             It is proposed that this filing will become effective:


        immediately upon filing pursuant to Rule 485, paragraph (b)
-----
        on [ ] pursuant to Rule 485, paragraph (b)
-----
  X     60 days after filing pursuant to Rule 485, paragraph (a)(i)
-----
        on [ ] pursuant to Rule 485, paragraph (a)(i)
-----
        75 days after filing pursuant to Rule 485, paragraph (a)(ii)
-----
        on [ ] pursuant to Rule 485, paragraph (a)(ii)
-----
        this post-effective amendment designates a new effective date for a
-----   previously filed post-effective amendment


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1995 was filed with the Commission on or about August 29, 1995.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

                                     PART A


Form N-1A                             Location in Prospectus
 Item No.                                    (Caption)
----------                            ----------------------
Item 1.   Cover Page                   Cover Page

Item 2.   Synopsis                     Expenses of Investing in the Trust

Item 3.   Condensed Financial          Financial Highlights
          Information

Item 4.   General Description of       Investment Objectives
          Registrant                   and Policies; The Trust
                                       and its Shares

Item 5.   Management of the Fund       Management of the Trust

Item 5A.  Management's Discussion of    Not Applicable
          Fund Performance

Item 6.   Capital Stock and            Investment Objectives and
          Other Securities             Policies; Dividends and
                                       Tax Matters; The Trust and
                                       its Shares; Management of
                                       the Trust - Shareholder
                                       Servicing

Item 7.   Purchase of Securities       Purchases and Redemptions
          Being Offered                of Shares; Management of
                                       the Trust - Manager

Item 8.   Redemption or                Purchases and Redemptions
          Repurchase                   of Shares

Item 9.   Pending Legal                Not Applicable
          Proceedings

                                     PART B

                                        Location in Statement
Form N-1A                             of Additional Information
 Item No.                                      (Caption)
----------                            -------------------------
Item 10.  Cover Page                   Cover Page

Item 11.  Table of Contents            Cover Page

Item 12.  General Information
          and History                  Not Applicable

Item 13.  Investment Objectives        Investment Policies;
          and Policies                  Investment Limitations

Item 14.  Management of the            Management of the Trust; The Trust
          Registrant                   and its Share-holders

Item 15.  Control Persons and          Management of the Trust; The Trust
          Principal Holders of         and its Shareholders
          Securities

Item 16.  Investment Advisory and      Management of the Trust
          Other Services

Item 17.  Brokerage Allocation         Portfolio Transactions
          and Other Practices


Item 18.  Capital Stock and Other      Determination of Net
          Securities                   Asset Value; The Trust
                                       and its Shareholders

Item 19.  Purchase, Redemption         Determination of Net
          and Pricing of Securities     Asset Value; Additional
          Being Offered                Purchase and Redemption
                                       Information

Item 20.  Tax Status                   Taxation

Item 21.  Underwriters                 Management of the Trust -Manager

Item 22.  Calculation of               Performance Data
          Performance Data

Item 23.  Financial Statements         Report of Independent
                                       Auditors; Financial Statements

THE CUTLER TRUST

The Cutler Trust (the "Trust") is an open-end, management investment company (a mutual fund). The Cutler Equity Income Fund, Cutler Approved List Equity Fund and Cutler Government Securities Fund (individually a "Fund" and collectively the "Funds") are each diversified no-load portfolios of the Trust.


 INVESTMENT ADVISER:       MANAGER AND DISTRIBUTOR:           SHAREHOLDER ACCOUNT INFORMATION:
 Cutler & Company, LLC     Forum Financial Services, Inc.     Forum Financial Corp.
 503 Airport Road          Two Portland Square                Two Portland Square
 Medford, Oregon  97504    Portland, ME 04101                 Portland, ME 04101
 (503) 770-9000            (800) 237-3113                     (800) xxx-xxxx
 (800) 228-8537

           -----------------------------------------------------------

                           This Prospectus relates to

                            CUTLER EQUITY INCOME FUND
                        CUTLER APPROVED LIST EQUITY FUND
                        CUTLER GOVERNMENT SECURITIES FUND

           -----------------------------------------------------------

The CUTLER EQUITY INCOME FUND seeks as generous a current income as is consistent with diversification and long-term capital appreciation by investing selectively within the Cutler & Company Approved List. The CUTLER APPROVED LIST EQUITY FUND seeks current income and long-term capital appreciation by investing in at least 90% of the common stocks within the Cutler & Company Approved List. The CUTLER GOVERNMENT SECURITIES FUND seeks current income with safety of principal by investing in debt instruments issued or guaranteed by the United States Government, its agencies and instrumentalities. As the future is unknown, obviously there can be no assurance that any Fund will achieve its investment objectives.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated April 15, 1996. It contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. The Statement of Additional Information is available without charge by contacting Cutler & Company or the Trust's Distributor at the addresses or numbers listed above.


 PLEASE READ THIS PROSPECTUS BEFORE INVESTING IN ANY OF THE FUNDS, AND RETAIN IT
                              FOR FUTURE REFERENCE.

      It contains important information about the Funds, their investments and the services available to its shareholders.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 15, 1996

TABLE OF CONTENTS

                                                                            Page
1.   Expenses of Investing in the Trust. . . . . . . . . . . . . . . .
2.   Financial Highlights. . . . . . . . . . . . . . . . . . . . . . .
3.   Investment Objectives and Policies. . . . . . . . . . . . . . . .
4    Risk Considerations . . . . . . . . . . . . . . . . . . . . . . .
5.   Management of the Trust . . . . . . . . . . . . . . . . . . . . .
6.   Purchases and Redemptions of Shares . . . . . . . . . . . . . . .
7.   Dividends and Tax Matters . . . . . . . . . . . . . . . . . . . .
8.   Performance Information . . . . . . . . . . . . . . . . . . . . .
9.   The Trust and Its Shares. . . . . . . . . . . . . . . . . . . . .

1.  EXPENSES OF INVESTING IN THE TRUST

The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly. There are no transaction charges associated with purchases or redemptions of Fund shares.


                                                   Equity       Approved        Government
                                                   Income      List Equity      Securities
                                                    Fund          Fund             Fund
                                                    ----          ----             ----
ANNUAL FUND OPERATING EXPENSES (1)
(as a percentage of average net assets)
     Investment Advisory Fee
      (after fee waivers)                           0.75%         0.70%            0.00%
     Other Expenses
      (after expense reimbursements)                0.49%         0.55%            1.00%
                                                    -----         -----            -----

     Total Fund Operating Expenses                  1.24%         1.25%            1.00%




(1) The expenses set forth in the table are the expenses incurred by the Funds for the Trust's semi-annual period ended December 31, 1995, restated to reflect a new advisory fee for the Equity Income Fund and the Approved List Equity Fund approved by shareholders on March 20, 1996. Absent expense reimbursements and fee waivers, the restated expenses of the Equity Income Fund, Approved List Equity Fund and Government Securities Fund would have been: Investment Advisory Fees, 0.75%, 0.75%, and 0.25%, respectively; Other Expenses, 0.49%, 0.55% and 1.07%, respectively; and Total Fund Operating Expenses, 1.24%, 1.30%, and 1.32%, respectively.




Until December 31, 1997, Cutler & Company has agreed to waive its fees or reimburse each Fund to the extent the Equity Income or Approved List Equity Fund's total operating expenses exceed 1.25% or the Government Securities Fund's expenses exceed 1.00%. For a further description of the various expenses incurred in the operation of the Fund, see "Management of the Trust."

EXAMPLE

You would pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return and redemption at the end of each period:

                             One      Three     Five      Ten
                            Year      Years     Years     Years
                            ----      -----     -----     -----
Equity Income Fund          $13       $39       $68      $150
Approved List Equity Fund   $13       $40       $69      $151
Government Securities Fund  $10       $32       $55      $122


The example is based on the expenses listed in the table above and assumes the reinvestment of all dividends. The 5% annual return is not a prediction of and does not represent the Funds' projected returns; rather, the assumed 5% annual return is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2.  FINANCIAL HIGHLIGHTS

The following tables represent selected data for a single outstanding share of each Fund for the periods shown. Information for the periods ended June 30, 1993, 1994 and 1995, was audited by Deloitte & Touche LLP, independent auditors. Information for the Fund's semi-annual period ended December 31, 1995, is unaudited. The Funds financial statements for the fiscal year ended June 30, 1995 and independent auditors' report thereon are contained in the Annual Report of the Funds and are incorporated by reference into the Statement of Additional Information. Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained from the Trust without charge. The Fund's financial statements for the semi-annual period ended December 31, 1995, are contained in the Semi-Annual Report to shareholders and are incorporated by reference into the SAI.



                                                     CUTLER                                            CUTLER
                                                     EQUITY                                           APPROVED
                                                     INCOME                                          LIST EQUITY
                                 ----------------------------------------------     -----------------------------------------------
                                 Period Ended    Years Ended       Period Ended     Period Ended     Years Ended       Period Ended
                                  12/31/95    6/30/95    6/30/94    6/30/93(a)        12/31/95    6/30/95    6/30/94    6/30/93(a)
                                  --------    -------    -------    ----------        --------    -------    -------    ----------
BEGINNING NET ASSET VALUE
    PER SHARE                      $10.96     $ 9.56     $ 9.95       $10.00           $11.71     $ 9.78      $10.09      $10.00
Net investment income                0.19       0.36(b)    0.27         0.10             0.12       0.24(b)     0.21        0.08
Net realized and unrealized gain
    (loss) on securities             1.63       1.40      (0.40)       (0.05)            1.59       1.92       (0.31)       0.09
Dividends from net investment
    income                          (0.19)     (0.34)     (0.26)       (0.10)           (0.12)     (0.23)      (0.21)      (0.08)
Distributions from net realized
    gains                           (0.14)     (0.02)      0.00         0.00             0.00       0.00        0.00        0.00
                                  --------    -------    -------     --------         --------    -------    --------    --------
ENDING NET ASSET VALUE
   PER SHARE                       $12.45     $10.96     $ 9.56       $ 9.95           $13.30     $11.71      $ 9.78      $10.09
                                  --------    -------    -------     --------         --------    -------    --------    --------
                                  --------    -------    -------     --------         --------    -------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
   Expenses (c)                      0.99%(d)   0.97%      1.00%        0.98%(d)         1.00%(d)   1.00%       1.00%       0.98%(d)
   Net investment income             3.16%(d)   3.49%      3.49%        2.23%(d)         1.90%(d)   2.20%       2.43%       2.27%(d)
TOTAL RETURN                        16.72%     18.63%     (1.37%)       0.90%(d)        14.60%     22.33%      (1.07%)      3.31%(d)
PORTFOLIO TURNOVER RATE             19.24%     43.37%     42.83%       32.04%            7.46%     23.42%      22.27%      10.88%
NET ASSETS AT THE END
   OF PERIOD (000's
   omitted)                        $47,472    $41,470    $19,706       $2,853          $27,201    $21,890     $12,620      $3,618

(a)  Each Fund commenced operations on December 30, 1992.
(b)  Calculated using the weighted average number of shares outstanding.
(c)  During the period, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
                                     0.99%(d)   0.97%      1.45%        3.69%(d)         1.05%(d)   1.23%       1.78%       4.53%(d)
(d)  Annualized.


                                                     CUTLER
                                                   GOVERNMENT
                                                   SECURITIES
                                  -----------------------------------------------
                                  Period Ended      Year Ended       Period Ended
                                    12/31/95    6/30/95    6/30/94    6/30/93(a)
                                    --------    -------    -------    ----------
BEGINNING NET ASSET VALUE
    PER SHARE                        $10.10      $ 9.81     $10.37      $10.00
Net investment income                  0.26        0.46(b)    0.46        0.23
Net realized and unrealized gain
    (loss) on securities               0.22        0.29      (0.56)       0.37
Dividends from net investment
    income                            (0.26)      (0.46)     (0.46)      (0.23)
Distributions from net realized
    gains                              0.00        0.00       0.00        0.00
                                    --------    --------    -------    --------
ENDING NET ASSET VALUE
   PER SHARE                         $10.32      $10.10      $9.81      $10.37
                                    --------    --------    -------    --------
                                    --------    --------    -------    --------
RATIOS TO AVERAGE NET ASSETS:
   Expenses (c)                        0.75%(d)    0.75%      0.74%       0.53%(d)
   Net investment income               5.11%(d)    4.65%      4.46%       4.14%(d)
TOTAL RETURN                           4.81%       7.83%     (1.03%)     12.07%(d)
PORTFOLIO TURNOVER RATE               71.68%       0.00%     13.51%       0.00%
NET ASSETS AT THE END
   OF PERIOD (000's
   omitted)                           $6,900      $6,796     $5,534       $696

(a)  The Fund commenced operations on December 30, 1992.
(b)  Calculated using the weighted average number of shares outstanding.
(c)  During the period, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
                                       1.32%(d)    1.47%      1.96%       2.34%(d)
(d)  Annualized.

3.  INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The investment objective of the CUTLER EQUITY INCOME FUND is to seek as generous a current income as is consistent with diversification and long-term capital appreciation by investing within the Cutler & Company Approved List (the "Approved List").

The investment objective of the CUTLER APPROVED LIST EQUITY FUND is to seek current income and long-term capital appreciation by investing in the entire list of common stocks within the Approved List.

The investment objective of the CUTLER GOVERNMENT SECURITIES FUND is to seek current income with safety of principal by investing in debt instruments issued or guaranteed by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities").

As the future is unknown, obviously there can be no assurance that any of these objectives will be achieved.

INVESTMENT POLICIES

CUTLER EQUITY INCOME FUND AND CUTLER APPROVED LIST EQUITY FUND. The Cutler Equity Income Fund and Cutler Approved List Equity Fund (the "Equity Funds") will invest only in the equity securities of the companies on Cutler & Company's Approved List. Each company on the Approved List is listed on the New York Stock Exchange and meets the following specific criteria. Each of the companies or its predecessor (i) paid dividends continuously for at least 20 years, without any reduction in the rate; (ii) has commercial paper rate Prime-1 and senior debt rated at least A by Moody's Investors Service, Inc. or similarly rated by another rating agency, or if no ratings are published, determined to be of similar quality by Cutler & Company; (iii) has annual sales, assets and market value of at least $1 billion; and (iv) in Cutler & Company's opinion has wide ownership among major institutional investors and very liquid markets. In addition, each company is subjected to such other analysis as may appear prudent including but not limited to the company's historical yield patterns, payout ratios and debt coverage ratios. The current Approved List and its entire history are available to any shareholder by contacting Cutler & Company or the Trust.


Trades by the Equity Funds normally are made by Cutler & Company primarily to maintain quality (adhering to the Approved List) and to rebalance the portfolio to equalize positions; the Cutler Equity Income Fund will also trade within the Approved List to improve its yield. The Equity Funds will remain as fully invested as possible, considering cash flow and possible transactional delays, and may invest their cash holdings in high-quality, short-term money market instruments as described below. The Equity Funds will be rebalanced periodically to maintain holdings of approximately equal size in each issue held by those Funds with such rebalancing based either on cost or market. Rebalancing frequencies, however, may vary resulting in minor "tilts" (a slightly heavier weighting on some issues temporarily). Whereas the Cutler Approved List Equity Fund holds at least 90% of common stocks within the Approved List, the Cutler Equity Income Fund will hold approximately 20 to 30 of those stocks. Under normal conditions, each Equity Fund will invest at least 65% of its total assets in the income producing equity securities in the Approved List.

CUTLER GOVERNMENT SECURITIES FUND. The Cutler Government Securities Fund will invest in U.S. Government Securities with such diversification as to provide a regular cash flow of both principal and interest payments, in order to achieve an average maturity of not less than three nor more than ten years. The U.S. Government Securities in which the Cutler Government Securities Fund may invest include direct obligations of the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies and instrumentalities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. U.S. Government Securities also include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Under normal conditions, the Cutler Government Securities Fund will invest at least 65% of its total assets in U.S. Government Securities.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. Nonetheless, the market value of these securities may vary due to fluctuations in interest rates or the issuer's creditworthiness. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, whereas an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security.

The Cutler Government Securities Fund may invest up to 15% of its total assets in mortgage-related U.S. Government Securities. These securities represent an interest in, or are secured by and payable from, a pool of mortgages (which may have fixed or adjustable rates) made by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Interests in mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments that consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying residential property or refinancing of the underlying loans.

Because prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Prepayments of the principal of underlying mortgage loans may shorten the effective maturities of mortgage-related securities. Although mortgage-related securities are issued with stated maturities up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-related securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-related security.

Mortgage-related securities may have interest rates that are adjusted periodically according to a specified formula (usually with reference to some interest rate index or market interest rate). The interest paid on these securities is a function primarily of the indices or market rates upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, adjustable rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Some adjustable rate mortgage-related securities (or the underlying mortgage loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

OTHER POLICIES. Unless approved by the holders of a majority of a Fund's outstanding voting securities, a Fund may not change its investment objective, borrow money, invest in the securities of foreign issuers or purchase securities through a foreign market, invest in options or futures contracts, sell securities short, lend its securities, invest in repurchase agreements or engage in certain other activities, as more fully described in the Fund's Statement of Additional Information. Except as otherwise indicated, investment policies of a Fund may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval. Each Fund's net asset value will fluctuate.

For temporary defensive purposes, each Fund may invest in cash or in the following types of high quality, short-term money market instruments: (i) certificates of deposit and interest-bearing savings deposits of domestic commercial banks, (ii) money market mutual funds and (iii) short-term U.S. Government Securities.

The frequency of each Fund's portfolio transactions will vary from year to year and is driven by the investment policies of each Fund as described above. For more details about the portfolio turnover rate of each Fund, see "Financial Highlights".


4.  RISK CONSIDERATIONS

CUTLER EQUITY INCOME FUND AND CUTLER APPROVED LIST EQUITY FUND. The Equity Funds invest only in the equity securities of the companies on Cutler & Company's Approved List. Over time, stocks have shown greater growth potential than other types of securities. Although the companies on the Approved List meet specific criteria for stability, credit quality and the prospect of good earnings, their stock prices can fluctuate dramatically in response to company, market, or economic news. These Funds alone do not constitute a balanced investment plan. When you sell your fund shares, they may be worth more or less than what you paid for them.


CUTLER GOVERNMENT SECURITIES FUND. The Cutler Government Securities Fund will invest in U.S. Government Securities and high-grade corporate debt with such diversification as to provide a regular cash flow of both principal and interest payments. Because the securities in which the Fund invests may have maturities of up to ten years, the prices of these securities and the income they generate will vary from day to day, generally reflecting changes in interest rates, market conditions, and other political and economic news. By itself, the Government Securities Fund does not constitute a balanced investment plan. When you sell your shares they may be worth more or less than what you paid for them.

5.  MANAGEMENT OF THE TRUST

The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and generally meets quarterly to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust.

CUTLER & COMPANY

Cutler & Company serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust. Subject to the general control of the Board, Cutler & Company makes and executes investment decisions for each Fund. For its services, Cutler & Company receives an advisory fee from each Equity Fund at an annual rate of 0.75% of each Fund's average daily net assets and from the Government Securities Fund at an annual rate of 0.25% of that Fund's average daily net assets until December 31, 1997. Cutler & Company has agreed to waive its fees or reimburse expenses of the Funds to the extent a the Approved List or Income Equity Fund's expenses exceed 1.25% of its annual average daily net assets or to the extent the Government Securities Fund's expenses exceed 1.00% of its average daily net assets.


Cutler & Company is a registered investment adviser and provides investment management services to various individual and institutional clients, including financial institutions, public and private pension funds, profit-sharing plans, charitable corporations and private trust funds. As of the date of this Prospectus, Cutler & Company provided investment management services with respect to assets of approximately $722 million, including the Funds.


Mr. Kenneth R. Cutler, who is primarily responsible for investment decisions for the Equity Funds, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, Inc. Mr. Cutler is a trustee and officer of the Trust.

Mr. William Gossard, who is primarily responsible for investment decisions for the Cutler Government Securities Fund, joined Cutler & Company in 1995. Prior thereto, he was with the trust department of BancOne and predecessor American Fletcher National Bank. Mr. Gossard entered the investment business in 1968 and has managed fixed income securities since that time.

Effective December 31, 1995, Cutler & Company, Inc. reorganized as a limited liability company, Cutler & Company, LLC. As of the date of this Prospectus, Mrs. Brooke Cutler Ashland (Kenneth Cutler's daughter) owned 59% and Geoffrey W. Cutler (Kenneth Cutler's son) owned 17% of the outstanding limited liability company interests in Cutler & Company, with the balance held by other managers of the Company.

MANAGER

Pursuant to a management agreement with Cutler & Company and the Trust, Forum Financial Services, Inc. ("Forum") supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and, at the Board's request, providing the Trust with general office facilities and certain persons to serve as officers. Forum and FFC are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, Forum provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $14 billion. Forum, whose address is Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. For its management services, Forum receives a fee from the Trust with respect to each Fund at an annual rate of 0.10% of each Fund's average daily net assets. Forum also serves as the Trust's distributor and, as agent of the Trust, offers for sale shares of the Funds. As of the date of this Prospectus, Forum and FFC were controlled by John Y. Keffer, a trustee and officer of the Trust.

SHAREHOLDER SERVICING

Shareholder inquiries and communications concerning a Fund may be directed to Forum Financial Corp. ("FFC"), Two Portland Square, Portland, Maine 04101, which acts as the Funds' transfer agent and dividend disbursing agent. FFC maintains an account for each shareholder of a Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder-related functions. In addition, FFC performs portfolio accounting services for the Funds, including determination of each Fund's net asset value per share.


The Trust has adopted a shareholder services plan providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized FFC to enter into agreements pursuant to which the shareholder servicing agents perform certain shareholder services not otherwise provided by FFC. For these services, the Trust may pay the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares of a Fund owned by investors for which the shareholder servicing agent maintains a servicing relationship.


Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.


EXPENSES

The Trust is obligated to pay for all of its expenses. These expenses include interest charges, brokerage fees and commissions, insurance premiums, applicable fees and expenses under the Trust's contracts with Cutler & Company, Forum, FFC, the Trust's custodian and shareholder servicing agents, fees of pricing, interest, dividend, credit and other reporting services, costs of membership in trade associations, auditing, legal and compliance expenses, costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders, compensation of certain of the Trust's trustees, officers and employees and other personnel performing services for the Trust, and registration fees and related expenses.

5. PURCHASES AND REDEMPTIONS OF SHARES


GENERAL

You may purchase or redeem shares of the Funds without a sales charge at their net asset value on any weekday between 9:00 a.m. and 6:00 p.m. except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas ("Fund Business Day"). The net asset values of the Funds are calculated at 4:00 p.m., Eastern time on each Fund Business Day. SEE "Determination of Net Asset Value."


PURCHASES. Fund shares are issued at a price equal to the net asset value per share next determined after an order in proper form is received and accepted. The Trust reserves the right to reject any subscription for the purchase of its shares and may, in the Adviser's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. Fund shares become entitled to receive dividends on the day after the shares are issued to an investor.


REDEMPTIONS. There is no redemption charge, no minimum period of investment, and no restriction on frequency of redemptions. Shares are redeemed at a price equal to the net asset value per share next determined following acceptance by FFC of the redemption order in proper form (and any supporting documentation which FFC may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.


The date of payment of redemption proceeds may not be postponed for more than seven days after shares are tendered to FFC for redemption by a shareholder of record. The right of redemption may not be suspended except in accordance with the provisions of the Investment Company Act.


MINIMUM INVESTMENTS. There is a $25,000 ($2,000 for IRA's) minimum for initial investments in the Fund. There is no minimum for subsequent investments. The Trust and the Administrator each reserve the right to waive the minimum investment requirement.


ACCOUNT STATEMENTS. Shareholders will receive from the Trust periodic statements listing account activity during the statement period.


SHARE CERTIFICATES. FFC maintains a shareholder account for each shareholder. The Trust does not issue share certificates.


PURCHASE AND REDEMPTION PROCEDURES

You may obtain the account application necessary to open an account by calling 800-XXX-XXXX or by writing The Cutler Trust at P.O. Box 446, Portland, Maine 04112.


INITIAL PURCHASE OF SHARES

MAIL. Investors may send a check made payable to "The Cutler Trust" with a completed account application to:

     The Cutler Trust
     P.O. Box 446
     Portland, Maine 04112

Checks are accepted at full value subject to collection. All checks must be drawn on a United States bank. If a check is returned unpaid, the purchase will be canceled, and the investor will be liable for any resulting losses or fees incurred by the Fund, the Adviser or FFC.

BANK WIRE. To make an initial investment in a Fund using the fedwire system for transmittal of money between banks, you should first telephone FFC at 207-879-0001 or 800-XXX-XXXX to obtain an account number. You should then instruct a member commercial bank to wire your money immediately to:

     The First National Bank of Boston
     Boston, Massachusetts
     ABA # 011000390
          For Credit to:  Forum Financial Corp.
          Account # 541-54171
          The Cutler Trust (Name of Fund)
          (Investor's Name)
          (Investor's Account Number)

You should then promptly complete and mail the account application.


If you plan to wire funds, you should instruct your bank early in the day so the wire transfer can be accomplished the same day. Your bank may assess charges for transmitting the money by bank wire and for use of Federal Funds. The Trust does not charge investors for the receipt of wire transfers. Payment in the form of a bank wire received prior to 4:00 p.m., Eastern time on a Fund Business Day will be treated as a Federal Funds payment received before that time.


THROUGH FINANCIAL INSTITUTIONS. You may purchase and redeem shares of the Funds through brokers, and other financial institutions that have entered into sales agreements with Forum. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests.


If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by your institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.


SUBSEQUENT PURCHASES OF SHARES


You may purchase additional shares of a Fund by mailing a check or sending a bank wire as indicated above. Shareholders using the wire system for subsequent purchases should first telephone FFC at 207-879-0001 or 800-XXX-XXXX to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.


REDEMPTION OF SHARES


Redemption requests will not be effected unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in a Fund through wire transfers. If FFC receives a redemption request by 4:00 p.m., the redemption proceeds normally are paid on the next business day, but in no event later than seven days after redemption, by check mailed to the shareholder of record at his record address. Shareholders that wish to redeem shares by Telephone or by Bank Wire must elect these options by properly completing the appropriate sections of their account application. These privileges may be modified or terminated by the Trust at any time.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs). The Fund will not redeem accounts that fall below these amounts solely as a result of a reduction in net asset value of the Fund's shares.

REDEMPTION BY MAIL. You may redeem all or any number of your shares by sending a written request to FFC at the address above. You must sign all written requests for redemption and provide a signature guarantee. SEE "Signature Guarantees."


TELEPHONE REDEMPTIONS. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling FFC at 207-879-0001 or 800-XXX-XXXX. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address. If the shareholder has elected wire redemption privileges, FFC may wire the proceeds as set forth below under "Bank Wire Redemptions.".


In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and FFC will employ reasonable procedures to confirm that such instructions are genuine. Shareholders must provide FFC with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. The Trust or FFC may employ other procedures such as recording certain transactions. If such procedures are followed, neither FFC nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.


During times of drastic economic or market changes, it may be difficult to make a redemption by telephone. If you cannot reach FFC by telephone, you may mail or hand-deliver your request to the FFC at Two Portland Square, Portland, Maine 04101.


BANK WIRE REDEMPTIONS. If you have elected wire redemption privileges, the Fund will upon request transmit the proceeds of any redemption greater than $10,000 by Federal Funds wire to a bank account designated on your account application. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.


EXCHANGE PRIVILEGE


Shareholders of a Fund may exchange their shares for shares of any other Fund or for shares of the Daily Assets Treasury Fund, a money market fund managed by Forum and a separate series of Forum Funds, Inc. You may receive a copy of the Daily Assets Treasury Fund's prospectus by writing FFC or calling 800-XXX-XXXX. No sales charges are imposed on exchanges between a Fund and the Daily Assets Treasury Fund.


EXCHANGE PROCEDURES. You may request an exchange by writing to FFC at Two Portland Square, Portland, Maine 04101. The minimum amount for an exchange to open an account in the Daily Assets Treasury Fund is $2,500. Exchanges may only be made between identically registered accounts. You do not need to complete a new account application, unless you are requesting different shareholder privileges for the new account. The Trust reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time. There is no charge for the exchange privilege or limitation as to frequency of exchanges.


An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes. The exchange privilege is available to shareholders residing in any state in which shares of the Daily Assets Treasury Fund may legally be sold.


TELEPHONE EXCHANGES. If you have elected telephone exchange privileges, you may request an exchange by calling FFC at 800-XXX-XXXX. Neither the Trust nor FFC are responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone exchange requests. The Trust employs reasonable procedures to insure that telephone orders are genuine and, if it does not, may be liable for any losses due to unauthorized transactions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

CHANGES TO ACCOUNT INFORMATION.

To change the record name or address of your account, the designated bank account, the dividend election, or the telephone redemption option election on an account, you must provide a signature guarantee.


SIGNATURE GUARANTEES. When a signature guarantee is called for, you must have "Signature Guaranteed" stamped under your signature and signed by a commercial bank or trust company, a broker, dealer or securities exchange, a credit union or a savings association that is authorized to guarantee signatures.


RETIREMENT ACCOUNTS.


The Fund may be a suitable investment for part or all of the assets held in retirement such as IRAs, SEP-IRAs, Keoghs, or other types of retirement accounts. The minimum initial investment for investors opening a retirement account or investing through your own IRA is $2,000. There is no minimum for subsequent investments.


For information on investing in the Funds for retirement, and retirement account plans, call FFC at 800-XXX-XXXX, or write to Two Portland Square, Portland, Maine 04101.


DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each Fund Business Day by dividing the value of the Fund's net assets (the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.


6.  DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of each Equity Fund's net investment income are declared and paid quarterly. Dividends of the Cutler Government Securities Fund's net investment income are declared daily and paid monthly. Distributions of capital gain, if any, realized by each Fund are made annually. Fund shares become entitled to receive dividends and distributions on the day after the shares are issued. Shares redeemed are not entitled to receive dividends or distributions declared after the day on which the redemption becomes effective.

Shareholders may choose either to have dividends and distributions reinvested in shares of the Fund or received in cash. All dividends and distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

If reinvested, income dividends generally are invested at the Fund's net asset value as of the last day of the quarter or month with respect to which the dividends are paid. Capital gain distributions are reinvested at the net asset value of the Fund on the record date for the distribution. Unless a shareholder elects otherwise, all dividends and distributions are reinvested.

TAXES

Each Fund intends to qualify and continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986. As such, and because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should each avoid all Federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by a Fund of net capital gain which the Fund designates as "capital gain dividends" are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held his shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any capital gain distribution received on those shares.

Any dividend or distribution from an Equity Fund received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the dividend or distribution. To the extent that the income or gain comprising a dividend or distribution was accrued by the Fund before the shareholder purchased the shares, the dividend or distribution would be in effect a return of capital to that shareholder. All dividends and distributions (including those that operate as a return of capital), however, are taxable as described above to the shareholder receiving them regardless of the length of time the shareholder may have held the shares prior to the dividend or distribution.

It is expected that a portion of each Equity Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.

Each Fund may be required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding for prior under-reporting to the Internal Revenue Service.

Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year. The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7.  PERFORMANCE INFORMATION

The Funds may quote their performance in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of a Fund for a stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total Return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses, if any, during the period. Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

The Funds' advertisements may reference ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or CDA/Wiesenberger. In addition, the performance of a Fund may be compared to recognized indices of market performance. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

8.  THE TRUST AND ITS SHARES

The Trust was organized as a Delaware business trust on October 2, 1992. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest of separate series, with no par value per share. Except for the Funds, no other series of shares are currently authorized. The Board may, without shareholder approval, issue the shares in an unlimited number of separate series and may in the future divide existing series into two or more classes.

Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of a Fund have equal and exclusive rights to dividends and distributions declared by that Fund and to the net assets of that Fund upon liquidation or dissolution. Voting rights are not cumulative and the shares of each series (the Funds) of the Trust will be voted separately except when an aggregate vote is required by law. The Trust does not hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of trustees. The Trust will call a shareholder meeting for the purpose of removing a trustee when 10% of the outstanding shares call for a meeting and will assist in certain shareholder communications.

THE CUTLER TRUST

CUTLER EQUITY INCOME FUND
CUTLER APPROVED LIST EQUITY FUND
CUTLER GOVERNMENT SECURITIES FUND

Account Information and
Shareholder Servicing:        Distribution:

     Forum Financial Corp.          Forum Financial Services, Inc.
     Two Portland Square            Two Portland Square
     Portland, Maine 04101          Portland, Maine  04101
     (207) 879-0001                 (800) 237-3113

     -----------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

April 15, 1996

This Statement of Additional Information supplements the Prospectus offering shares of Cutler Equity Income Fund, the Cutler Approved List Equity Fund and the Cutler Government Securities Fund (each a "Fund" and collectively the "Funds"), three portfolios of The Cutler Trust (the "Trust"), and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address listed above.


TABLE OF CONTENTS
                                                                  Page
1.   Investment Policies . . . . . . . . . . . . . . . . . . . . . .2
2.   Investment Limitations. . . . . . . . . . . . . . . . . . . . .3
3.   Management of the Trust . . . . . . . . . . . . . . . . . . . .4
      Cutler & Company
      Manager and Distributor
      Transfer Agent
      Custodian and Auditor
      Expenses
4.   Determination of Net Asset Value. . . . . . . . . . . . . . . .8
5.   Portfolio Transactions. . . . . . . . . . . . . . . . . . . . .8
6.   Additional Purchase and Redemption Information. . . . . . . . .9
      Purchase of Shares
      Exchanges Between Funds
7.   Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . .10
8.   The Trust and its Shareholders . . . . . . . . . . . . . . . .11
9.   Performance Data . . . . . . . . . . . . . . . . . . . . . . .12
      Yield Calculations
      Total Return Calculations
10.  Financial Statements . . . . . . . . . . . . . . . . . . . . .14


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  INVESTMENT POLICIES

Except for cash balances, the Cutler Equity Income Fund and the Cutler Approved List Equity Fund (the "Equity Funds") invest in securities on the Cutler & Company Approved List (the "Approved List"). Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act. A Fund will bear its pro rata portion of another mutual fund's expenses.


As a fundamental policy of each Fund, no portfolio transactions may be executed with Cutler & Company or any of its affiliates. See "Portfolio Transactions."


THE CUTLER GOVERNMENT SECURITIES FUND

At times, some of the mortgage-related U.S. Government Securities in which the Cutler Government Securities Fund may invest may have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments on these securities, which are made at par, will cause the Fund to suffer a loss equal to the unamortized premium, if any.

Although the rate adjustment feature of adjustable rate mortgage-related securities that the Fund may purchase may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate mortgage-related securities may lag behind changes in prevailing market interest rates. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that are not prepaid will decrease as the coupon rate resets along with the decline in interest rates, in contrast to the income on fixed-rate mortgages which will remain constant.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's adjustable rate mortgage-related investments may lag behind changes in market interest rates. This lag may result in a slightly lower value until the coupons reset to market rates. Some adjustable rate mortgage-related securities may have "caps" that limit the maximum amount by which the interest rate paid by a borrower may change at each reset date or over the life of the loan, and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate securities.

Since the inception of the mortgage-related, pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The Government National Mortgage Association ("GNMA") issues GNMA Certificates that represent an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"), which issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. In addition, the Federal National Mortgage Association ("FNMA") purchases residential mortgages from a list of approved institutions and issues pass-through securities.

In addition, the Fund may invest in Collateralized Mortgage Obligations (CMOs), mortgage-related securities that are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. All monthly principal payments and any prepayments from the collateral pool, however, are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2.  INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations. These limitations, along with any investment policies deemed to be fundamental, cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. Each Fund may not:

(1) With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

(2) Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

(3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; invest in the securities of foreign issuers or purchase securities through a foreign market; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(6) Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board of Trustees (the "Board") may establish.

(7) Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

(a) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

(b) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those Trustees and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(c) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

(d) Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  MANAGEMENT OF THE TRUST

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

* BROOKE R. ASHLAND, Trustee

     Ms. Ashland is currently Chief Executive Officer and Manager of Cutler & Company, LLC. Prior thereto she was President, Trustee Investment Services, Inc. (financial services marketing firm)1990-1994. Ms. Ashland has been associated with Cutler & Company, Inc. since 1977 in various capacities such as Assistant to the Chairman, CFO and Secretary. Her address is 503 Airport Road, Medford, Oregon 97504.


* KENNETH R. CUTLER, Trustee, Chairman of the Board and Vice President.

     Principal Portfolio Manager of the Equity Funds and Investment Committee Member, Cutler & Company, LLC (registered investment adviser). His address is 503 Airport Road, Medford, Oregon 97504.


* JOHN Y. KEFFER, Trustee and President.

     President and Director, Forum Financial Services, Inc. (registered broker-dealer), Forum Financial Corp. (registered transfer agent) and Forum Advisors, Inc. (registered investment adviser). Mr. Keffer is also a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

DR. HATTEN S. YODER, JR., Trustee.

     Director Emeritus, Geophysical Laboratory, Carnegie Institute of Washington and consultant to the Los Alamos National Laboratory. Dr. Yoder has been a director of the Geophysical Laboratory and consultant to the Los Alamos National Laboratory since 1971. His address is 6709 Melody Lane, Bethesda, Maryland 20817.

CAROL FISCHER, Vice President, Assistant Secretary and Assistant Treasurer.

     Chief Operating Officer of Cutler & Company, LLC (registered investment adviser). Prior thereto, Ms. Fischer was associated with Cutler & Company, Inc., in various capacities. Her address is 503 Airport Road, Medford, Oregon 97504.

MAX BERUEFFY, Vice President and Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since May 1994. Prior to that, Mr. Berueffy was a member of the staff of the U.S. Securities and Exchange Commission. Mr. Berueffy is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Assistant Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

MICHAEL D. MARTINS, Treasurer.

     Director of Operations, Forum Financial Corp. Prior to that, Mr. Martins was a Manager of Deloitte & Touche, LLP. Mr. Martins is also an officer of various registered investment companies for which Forum Financial Corp. serves as fund accountant and/or transfer agent. His address is Two Portland Square, Portland, Maine 04101.

LYNN Y. KELLEY, Assistant Treasurer.

     Fund Accounting Manager, Forum Financial Corp., with which she has been associated since December 1993. Prior to that, Ms. Kelley was Senior-in-Charge in Fund Accounting with Investors Bank and Trust Company. Her address is Two Portland Square, Portland, Maine 04101.

* John Y. Keffer, Brooke R. Ashland and Kenneth R. Cutler are interested persons of the Trust as that term is defined in the 1940 Act. Kenneth R. Cutler is Brooke R. Ashland's father.

For the fiscal year ended June 30, 1995, the aggregate compensation paid to the Trustees of the Trust by the funds is as follows: Dr. Hatten S. Yoder, Jr., $7,500. Messrs. Cutler and Keffer received no compensation for their services as Trustee for the past year and no officer of the Trust is compensated by the Trust. Trustees are reimbursed for travel and related expenses incurred in attending meetings of the Board.

CUTLER & COMPANY

Under an Investment Advisory Agreement with the Trust (the "Agreement"), Cutler & Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

The Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the Agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Cutler & Company on 60 days' written notice and will automatically terminate in the event of its assignment. The Agreement also provides that, with respect to each Fund, Cutler & Company shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


The following table shows the dollar amount of fees payable under the Investment Advisory Agreements between Cutler & Company and the Trust with respect to each Fund, the amount of fee that was waived by Cutler & Company, if any, and the actual fee received by Cutler & Company. The data are for the past three fiscal years.

                                   Advisory Fee   Advisory Fee  Advisory Fee
                                      Payable        Waived       Retained
                                      -------        ------       --------
CUTLER EQUITY INCOME FUND
  Year Ended June 30, 1995            163,051             0        163,051
  Year Ended June 30, 1994             54,007        30,495         23,512
  Year Ended June 30, 1993              2,312         2,312              0


CUTLER APPROVED LIST EQUITY FUND
  Year Ended June 30, 1995             83,557        15,411         68,146
  Year Ended June 30, 1994             38,186        38,186              0
  Year Ended June 30, 1993              2,373         2,373              0

CUTLER GOVERNMENT SECURITIES FUND
  Year Ended June 30, 1995             14,952        14,952              0
  Year Ended June 30, 1994             10,134        10,134              0
  Year Ended June 30, 1993                108           108              0

MANAGER AND DISTRIBUTOR

Forum Financial Services, Inc. ("Forum") supervises the overall management of the Trust (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. The Management Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

At the request of the Board, Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Forum, Cutler & Company or their affiliates.

The following table shows the dollar amount of fees payable under the Management Agreements between Forum and the Trust with respect to each Fund, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data are for the past three fiscal years.

                                Management Fee  Management Fee   Management Fee
                                    Payable         Waived          Retained
                                    -------         ------          --------
CUTLER EQUITY INCOME FUND
  Year Ended June 30, 1995           32,610              0            32,610
  Year Ended June 30, 1994           10,802          3,098             7,704
  Year Ended June 30, 1993              462            462                 0

CUTLER APPROVED LIST EQUITY FUND
  Year Ended June 30, 1995           16,711          7,613             9,098
  Year Ended June 30, 1994            7,637          4,794             2,843
  Year Ended June 30, 1993              475            475                 0

CUTLER GOVERNMENT SECURITIES FUND
  Year Ended June 30, 1995            5,981          5,981                 0
  Year Ended June 30, 1994            4,054          4,054                 0
  Year Ended June 30, 1993               43             43                 0

Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate Distribution Agreement. The Distribution Agreement provides for an initial term of twelve months from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for Shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement.

The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. The Distribution Agreement also provides for certain indemnification of Forum.

The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice, and will automatically terminate in the event of its assignment.

TRANSFER AGENT


Forum Financial Corp. ("FFC") acts as transfer agent, dividend disbursing agent and fund accountant for the Trust pursuant to a Transfer Agency and Fund Accounting Agreement. The Transfer Agency and Fund Accounting Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal for successive one-year periods thereafter. Cutler & Company may act as a subtransfer agent or processing agent. For its services, FFC is paid a transfer agent fee at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Funds. FFC is paid an additional fee for its portfolio accounting services of $36,000 per year for each Fund, subject to adjustments for the number and type of portfolio transactions.

The following table shows the dollar amount of fees payable under the Transfer Agency and Fund Accounting Agreements between Forum and the Trust with respect to each Fund, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data are for the past three fiscal years.

                                Transfer Agent  Transfer Agent  Transfer Agent
                                and Accounting  and Accounting  and Accounting
                                  Fee Payable     Fee Waived     Fee Retained
                                  -----------     ----------     ------------
CUTLER EQUITY INCOME FUND
  Year Ended June 30, 1995             50,716              0           50,716
  Year Ended June 30, 1994             49,706         13,754           35,952
  Year Ended June 30, 1993             25,063         25,063                0

CUTLER APPROVED LIST EQUITY FUND
  Year Ended June 30, 1995             60,989              0           60,989
  Year Ended June 30, 1994             48,471         15,682           32,789
  Year Ended June 30, 1993             24,050         24,050                0

CUTLER GOVERNMENT SECURITIES FUND
  Year Ended June 30, 1995             48,465         12,465           36,000
  Year Ended June 30, 1994             49,294         33,162           16,132
  Year Ended June 30, 1993             23,023         23,023                0

CUSTODIAN AND AUDITOR

Pursuant to a Custodian Agreement with the Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on the Funds' investments.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been chosen by the Board to act as auditor for the Trust.

EXPENSES

Each Fund's expenses comprise Trust expenses attributable to the Fund that are allocated to the Fund, and those not attributable to a particular Fund that are allocated among all Funds in proportion to their average net assets. Cutler & Company voluntarily agreed to waive its fees or reimburse each Fund to the extent a Fund's total expenses exceed the amounts indicated in the Prospectus until December 31, 1997. This voluntary limit may be discontinued at any time after that date. Any waivers or reimbursements have the effect of increasing the Funds' yield and may not be recouped at a later date. Cutler & Company also has agreed to reimburse the Trust for certain of each Fund's operating expenses (exclusive of interest, taxes, brokerage fees and organization and extraordinary expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Forum believes that currently the most restrictive expense limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made monthly.


Subject to any fee waiver or expense reimbursement arrangements, the Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including Cutler & Company, Forum, FFC, the Trust's custodian and shareholder servicing agents; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not officers of Cutler & Company, Forum or their respective affiliates; costs of other personnel who may be employees of Cutler & Company, Forum or their respective affiliates performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

4.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected as of the next determined net asset value following the receipt of any purchase or redemption order.

In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

5.  PORTFOLIO TRANSACTIONS

The Equity Funds will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and the frequency of transactions are determined by Cutler & Company in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. Purchases and sales of portfolio securities for the Cutler Government Securities Fund usually are principal transactions. These purchases are made directly from the issuer or from a market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from dealers serving as market makers include the spread between the bid and asked prices. No portfolio transactions are executed with Cutler & Company or any of its affiliates.

Any Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

Consistent with section 28(e) of the Securities and Exchange Act, the exercise of the Adviser's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, the Adviser may allocate brokerage on behalf of the Trust to brokers who provide research services and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account (including another Fund) that is or may in the future become managed by Cutler & Company or its affiliates. When a Fund and other accounts managed by Cutler & Company are contemporaneously engaged in the purchase or sale of the same security, however, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other accounts managed by Cutler & Company occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following table shows the aggregate brokerage commissions with respect to each Fund. The data are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                   AGGREGATE
                                               COMMISSIONS PAID
CUTLER EQUITY INCOME FUND
  Year Ended June 30, 1995                           42,374
  Year Ended June 30, 1994                           22,010
  Year Ended June 30, 1993                            4,281

CUTLER APPROVED LIST EQUITY FUND
  Year Ended June 30, 1995                           19,824
  Year Ended June 30, 1994                           15,452
  Year Ended June 30, 1993                            4,765

CUTLER GOVERNMENT SECURITIES FUND
  Year Ended June 30, 1995                             0.00
  Year Ended June 30, 1994                             0.00
  Year Ended June 30, 1993                             0.00

6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FFC's offices located at Two Portland Square, Portland, Maine 04101.

EXCHANGES BETWEEN FUNDS

Shareholders of a Fund may exchange their shares for shares of any other Fund or for shares of the Daily Assets Treasury Fund, a money market fund managed by Forum and a separate series of Forum Funds, Inc. Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Proceeds of an exchange transaction may be invested only in another Fund account for which the share registration is the same as the account from which the exchange is made. The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Fund or the Trust. However, the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by applicable regulation.

ADDITIONAL REDEMPTION MATTERS


Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse each Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.


Fund shares are normally issued for cash only. In the Adviser's discretion, however, each Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).


7.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Funds. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

In order to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income (which includes dividends, interest and the excess of net short-term capital gain over net long-term capital losses) and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other income; (2) each Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer.

8.  THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus of another Fund. The Board has considered this factor in approving the use of a single combined Prospectus.


As of January 31, 1996, the officers and directors of the Trust owned as a group less than 1% of the outstanding shares of the Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of the
Fund:


CUTLER EQUITY INCOME FUND

Comerica Bank TTEE for Big Creek Lumber    The Karl Kirchgessner Foundation
Profit Sharing Trust                       1278 Glenneyre, Suite 311
3654 Highway 1                             Laguna Beach, CA 92651
Davenport, CA 95014                        7.92%
9.20%

CUTLER APPROVED LIST EQUITY FUND

THE KARL KIRCHGESSNER FOUNDATION           HAROLD E. GRAY - IRA ACCOUNT
1278 Glenneyre, Suite 311                  810 Whitney.
Laguna Beach, CA 92651                     Visalia, CA 93277
16.31%                                     5.34%


CUTLER GOVERNMENT SECURITIES FUND

MICHELETTI, INC.    THE KARL KIRCHGESSNER FOUNDATION   STEEL STRUCTURES, INC.
MPP & P/S PLAN      1278 GLENNEYRE, SUITE 311          MPP & P/S PLAN
P.O. Box 26620      Laguna Beach, CA 92651             P.O. Box 1170
San Jose, CA 95159  11.46%                             Madera, CA 93659
15.52%                                                 10.39%


9.  PERFORMANCE DATA

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising a Fund may compare any of its performance information with data published by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). A Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, the

Salomon Brothers Bond Index, the Shearson Lehman Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. A Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For the 30 day period ended June 30, 1995, the annualized yield of the Cutler Government Securities Fund was 4.69%. For the one year period ended June 30, 1995, the average annual total returns of the Cutler Equity Income Fund, Cutler Approved List Equity Fund and Cutler Government Securities Fund were 18.63%, 22.33%, and 7.83%, respectively. Since commencement of operations on December 30, 1992, the average annual total returns of the Cutler Equity Income Fund, Cutler Approved List Equity Fund and Cutler Government Securities Fund were 6.68%, 8.64%, and 5.07%, respectively.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, if any, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Funds are not fixed or guaranteed, and an investment in the Funds is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Funds with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each Fund may advertise its total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Whereas average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

P(1+T)TO THE POWER OF n = ERV, where:

     P   = a hypothetical initial payment of $1,000;
     T   = average annual total return;
     n   = number of years; and
     ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Period total return is calculated according to the following formula:

PT = (ERV/P-1), where:

    PT = period total return.

The other definitions are the same as in average annual total return above.

10.  FINANCIAL STATEMENTS

The financial statements of the Trust for its fiscal year ended June 30, 1995 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, statements of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this Statement of Additional Information, and are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements.

      Included in the Prospectus:

            Financial Highlights.

      Included in each Statement of Additional Information:

          Audited financial statements for the fiscal year ended June 30, 1995 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Auditors (for each Fund, filed with the Securities and Exchange Commission on September 5, 1995 for such Fund pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference.

(b)   Exhibits:

     Note: *Indicates that the exhibit is incorporated herein by reference. All references to a Post Effective Amendment ("PEA") or Pre-Effective Amendment ("PreEA") are to PEAs and PreEAs to Registrant's Registration Statement on Form N-1A, File No. 33-52850.

     (1) *Copy of Registrant's Trust Instrument (filed on March 8, 1996, as Exhibit No. 1 of PEA 4)

     (2) *Copy of Registrant's By-Laws (filed on March 8, 1996, as Exhibit No. 2 of PEA 4).

     (3)  None.

     (4)  None.

     (5) *Copy of Investment Advisory Agreement between Registrant and Cutler & Company, LLC (filed on March 8, 1996, as Exhibit No. 5 of PEA 4).

     (6) *Copy of Distribution Agreement between Registrant and Forum Financial Services, Inc. (filed on March 8, 1996, as Exhibit No. 6 of PEA 4).

     (7)  None.

     (8) *Copy of Custodian Agreement between Registrant and The First National Bank of Boston (filed on March 8, 1996, as Exhibit No. 8 of PEA 4).

     (9) (a) *Copy of Management Agreement between Registrant and Forum Financial Services, Inc. (filed on March 8, 1996, as Exhibit No. 9(a) of PEA 4).

          (b) *Copy of Transfer Agency and Fund Accounting Agreement between Registrant and Forum Financial Corp. (filed on March 8, 1996, as Exhibit No. 9(b) of PEA 4).

          (c) *Copy of Shareholder Service Plan (filed on March 8, 1996, as Exhibit No. 9(c) of PEA 4).

          (d) *Copy of Form of Shareholder Service Agreement (filed on March 8, 1996, as Exhibit No. 9(d) of PEA 4).

     (10) *Opinion of counsel (filed on March 8, 1996, as Exhibit No. 10 of PEA
           4).

     (11) Consent of independent auditors (filed herewith).

     (12) None.

     (13) *Investment Representation letter (filed on March 8, 1996, as Exhibit No. 13 of PEA 4).

     (14) None.

     (15) None.

     (16) None.

     Other Exhibits:

          (A) *Power of Attorney, Brooke R. Ashland, Trustee of Registrant (filed on March 8, 1996, as Exhibit Other (A) of PEA 4).

          (B) *Power of Attorney, Kenneth R. Cutler, Trustee of Registrant (filed on March 8, 1996, as Exhibit Other (B) of PEA 4).

          (C) *Power of Attorney, Hatten S. Yoder, Jr., Trustee of Registrant (filed on March 8, 1996, as Exhibit Other (C) of PEA 4).

          (D) *Power of Attorney, John Y. Keffer, Trustee of Registrant (filed on March 8, 1996, as Exhibit Other (D) of PEA 4).


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 31, 1996.

     Title of Class of Shares
      of Beneficial Interest                   Number of Holders
     ------------------------                  -----------------

     Cutler Equity Income Fund                       123
     Cutler Approved List Equity Fund                 92
     Cutler Government Securities Fund                43


ITEM 27.   INDEMNIFICATION.

 The general effect of Section 10.02 of the Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section 10.02 of the Registrant's Trust Instrument contained in the Registration Statement as Exhibit 1, filed herewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The description of Cutler & Company, LLC under the caption "Management of the Trust" in both the Prospectus and the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, is incorporated by reference herein.

     The following are the managing members of Cutler & Company, LLC, including their business connections that are of a substantial nature. The address of Cutler & Company, LLC is 503 Airport Road, Medford, Oregon 97504.

     Brooke Cutler Ashland, Chief Executive Officer and Manager. A founding shareholder of Cutler & Company, Inc. in 1977, and has been associated with the company since that time in various capacities such as Assistant to the Chairman, CFO and Secretary.

     Geoffrey W. Cutler, Senior Portfolio Manager, Investment Committee Member and Manager. A founding shareholder of Cutler & Company, Inc. in 1977, Mr. Cutler joined Cutler & Company, Inc. in 1978 in the capacity of President and has been associated with the company since that time.

     Stephen F. Brennan, Director of Marketing and Manager. Mr. Brennan joined Cutler & Company, Inc. in 1994, and has been associated with the company since that time. For the preceding three years, he had been Vice President, Marketing, Equitable Capital/ Alliance Capital Management.

     Michael T. Dieschbourg, CIMA, Managing Director, Investment Committee Member and Manager. Mr. Dieschbourg joined Cutler & Company, Inc. in 1995, and has been associated with the company since that time. For the preceding three years, he had been Senior Investment Management Consultant, Prudential Bache Securities.

     John F. Ray, Senior Portfolio Manager, Investment Committee Member and Manager. Mr. Ray joined Cutler & Company, Inc. in 1995, and has been associated with the company since that time.

     For the preceding three years, he had been Chairman and President, Commerce Capital Management, Inc.

     William G. Gossard, Director of Fixed Income, Investment Committee Member and Manager. Mr. Gossard joined Cutler & Company, Inc. in 1995, and has been associated with the company since that time. For the preceding three years, he had been Vice President and Senior Portfolio Manager, Fixed Income, Banc One Investment Advisors.

     Carol Fischer, Chief Operating Officer. Prior thereto, Ms. Fischer was associated with Cutler & Company, Inc., in various capacities.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Avalon Capital, Inc., Core Trust (Delaware), The CRM Funds, The Cutler Trust, Forum Funds, Inc., Monarch Funds, Norwest Advantage Funds, Norwest Select Funds, Sound Shore Fund, Inc., Stone Bridge Funds, Inc. and Trans Adviser Funds, Inc.

(b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

(c)  Not Applicable.

ITEM 30.  LOCATION OF BOOKS AND RECORDS.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in Item 28 hereof.

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable.

ITEM 32.  UNDERTAKINGS.

     Registrant undertakes to:

     (i) contain in its Trust Instrument or Bylaws provisions for assisting shareholder communications and for the removal of trustees substantially similar to those provided for in Section 16(c) of the Investment Company Act of 1940, except to the extent such provisions are mandatory or prohibited under applicable Delaware law.

     (ii) furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

     Notwithstanding any undertaking to the contrary in previous filings of its Registration Statement, the Registrant does not undertake to hold any meetings of shareholders except as required by applicable federal or state law or the provisions of its Trust Instrument.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland and State of Maine on the 18th day of March, 1996.

                                 THE CUTLER TRUST

                                 John Y. Keffer, President


                                 By:  /s/ Max Berueffy
                                      --------------------
                                      Max Berueffy
                                      Attorney in Fact


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons on March 18, 1996.


            Signatures                            Title
            ----------                            -----
(a)  Principal Executive Officer

     John Y. Keffer                             President
     /s/ Max Berueffy
     ---------------------------
       Max Berueffy
       Attorney in Fact


(b)  Principal Financial and
     Accounting Officer


     /s/ Michael D. Martins                     Treasurer
     ---------------------------
       Michael D. Martins


(c)  All of the Trustees
       John Y. Keffer                           Trustee
       Brooke R. Ashland                        Trustee
       Kenneth R. Cutler                        Trustee
       Hatton Yoder, Jr.                        Trustee

     By: /s/ Max Berueffy
        -----------------------
        Max Berueffy
        Attorney in Fact

                                 Index to Exhibits



     Note: *Indicates that the exhibit is incorporated herein by reference. All references to a Post Effective Amendment ("PEA") or Pre-Effective Amendment ("PreEA") are to PEAs and PreEAs to Registrant's Registration Statement on Form N-1A, File No. 33-52850.

                                                                    Sequential
Exhibit                                                             Page Number
-------                                                             -----------

(1) *Copy of Registrant's Trust Instrument (filed on March 8, 1996, as Exhibit No. 1 of PEA 4)

(2) *Copy of Registrant's By-Laws (filed on March 8, 1996, as
     Exhibit No. 2 of PEA 4).

(3)  None.

(4)  None.

(5) *Copy of Investment Advisory Agreement between Registrant and
     Cutler & Company, LLC (filed on March 8, 1996, as Exhibit
     No. 5 of PEA 4).

(6) *Copy of Distribution Agreement between Registrant and Forum
     Financial Services, Inc. (filed on March 8, 1996, as Exhibit
     No. 6 of PEA 4).

(7)  None.

(8) *Copy of Custodian Agreement between Registrant and The First
     National Bank of Boston (filed on March 8, 1996, as Exhibit
     No. 8 of PEA 4).

(9) (a) *Copy of Management Agreement between Registrant and Forum Financial Services, Inc. (filed on March 8, 1996, as
          Exhibit No. 9(a) of PEA 4).

     (b) *Copy of Transfer Agency and Fund Accounting Agreement between Registrant and Forum Financial Corp. (filed on
          March 8, 1996, as Exhibit No. 9(b) of PEA 4).

     (c) *Copy of Shareholder Service Plan (filed on March 8, 1996, as Exhibit No. 9(c) of PEA 4).


     (d) *Copy of Form of Shareholder Service Agreement (filed on
          March 8, 1996, as Exhibit No. 9(d) of PEA 4).

(10) *Opinion of counsel (filed on March 8, 1996, as Exhibit
      No. 10 of PEA 4).

(11) Consent of independent auditors (filed herewith).

(12) None.

(13) *Investment Representation letter (filed on March 8, 1996, as Exhibit No. 13 of PEA 4).

(14) None.

(15) None.

(16) None.

Other Exhibits:

(A) *Power of Attorney, Brooke R. Ashland, Trustee of Registrant
     (filed on March 8, 1996, as Exhibit Other (A) of PEA 4).

(B) *Power of Attorney, Kenneth R. Cutler, Trustee of Registrant
     (filed on March 8, 1996, as Exhibit Other (B) of PEA 4).

(C) *Power of Attorney, Hatten S. Yoder, Jr., Trustee of Registrant (filed on March 8, 1996, as Exhibit Other (C) of PEA 4).

(D) *Power of Attorney, John Y. Keffer, Trustee of Registrant
     (filed on March 8, 1996, as Exhibit Other (D) of PEA 4).